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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 13, 2003

                          ENZON PharmaceuticalS, INC.
                          ---------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     0-12957               22-2372868
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(State or other jurisdiction         (Commission            (IRS Employer
     of incorporation)               File Number)           Identification)


                685 Route 202/206, Bridgewater, New Jersey 08807
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              (Address of principal executive offices) (Zip Code)




      (Registrant's telephone number, including area code: (908) 541-8600
                                                           --------------





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         (Former name or former address, if changed since last report)


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Item 9. Regulation FD Disclosure (Information below is also being filed under
Item 12).

Pursuant to SEC Release No. 33-8216, the information contained in this Item 9 is to be considered furnished, not filed, under Item 12, "Results of Operations and Financial Condition".

On May 13, 2003, Enzon Pharmaceuticals, Inc., issued a press release describing its selected financial results for the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 13, 2003

                                     By:     /s/ Kenneth J. Zuerblis
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                                           Kenneth J. Zuerblis
                                           Vice President, Finance and
                                           Chief Financial Office